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                                                                    Exhibit 10.3

                        FORM OF LIFEPOINT HOSPITALS, INC.
                         DEFERRED RESTRICTED STOCK AWARD

      THIS AGREEMENT is made and entered into by and between LifePoint Hospitals, Inc. (the "Company") and _____________ (the "Participant"), in connection with an award under the LifePoint Hospitals, Inc. Outside Directors Stock and Incentive Compensation Plan (the "Plan") that was made on __________, 200___ (the "Date of Grant").

      The Company established the Plan for the purpose of encouraging its outside directors to acquire the common stock of the Company ("Common Stock"). The Participant is a director of the Company and is not employed by the Company or one of its Subsidiaries. In consideration of the foregoing, the Participant has been awarded the right to receive shares of Restricted Stock on a deferred date, described as the Realization Date herein, subject to the terms and conditions set forth in this Agreement and in the Plan.

      1. Award. The Participant shall receive on the "Realization Date" (as defined herein) 3,500 vested shares of Restricted Stock, subject to adjustment as provided in Section 8 of the Plan. These shares will not be issued or outstanding prior to the Realization Date but will be credited to a bookkeeping account that is established by the Company in the name of the Participant. If this award becomes vested, as described in Paragraph 1(a), a number of shares of Common Stock equal to the number of shares credited to such account will be transferred to the Participant on the Realization Date.

            (a) Vesting. This award will be fully vested and no longer subject to forfeiture upon the earliest of any of the following conditions to occur: (i) the date that is immediately prior to the date of the 2007 annual meeting of the shareholders of the Company, (ii) the death or Disability of the Participant, or (iii) events described in Section 7.1 of the Plan in connection with a change in the control of the Company; provided, however, if the Participant ceases to be a member of the Board prior to the satisfaction of any such condition for vesting, this award shall be immediately forfeited.

            (b) Realization Date. The Participant's right to receive Common Stock under the Restricted Stock award is deferred until the Realization Date. The Realization Date for purposes of this award is the first business day following the earliest to occur of (i) the third anniversary of the Date of Grant, or (ii) the date the Participant ceases to be a member of the Board.

            (c) Dividend Equivalents. The shares credited to the Participant's account prior to the Realization Date will be credited with dividend equivalents at the time of any payment of dividends on Shares to stockholders. The amount of any such dividend equivalents shall equal the amount that would have been payable to the Participant as a stockholder in respect of a number of Shares equal to the number of shares then credited to him. Any such dividend equivalents shall be credited to the Participant's account described in this Paragraph 1 as of the date on which such dividend would have been payable and shall be converted into the vested right to receive additional shares of Common Stock on the Realization Date based upon the Fair Market Value of a Share on the date of such crediting.

      2. Transfer of Award. Except for transfers pursuant to a will or the laws of descent and distribution, neither this award nor the Restricted Stock covered hereby is transferable, and the Participant may not make any disposition of the award or the shares of Common Stock described herein, or any interest herein, prior to the date that such shares become vested in accordance with Paragraph 1. As used herein, "disposition" means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Participant's lifetime or upon or after the Participant's death, including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment, except a transfer by will or by the laws of descent or distribution. Any attempted disposition in violation of this Paragraph is void.

      3. Status of Participant. The Participant shall not be a stockholder of the Company with respect to the Common Stock covered by this Restricted Stock award until the Realization Date. In the event the Company effects a recapitalization, stock split, stock dividend or other event described in
Section 8 of the Plan, the right to receive shares of Common Stock hereunder (or any shares of stock issued in substitution thereof) shall be subject to identical restrictions and shall be subject to the terms of this Agreement and the Plan. The Company is not required to issue shares of Common Stock under this award until all applicable requirements of law have been complied with and such shares shall

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have been duly listed on any securities exchange or market system on which the
Common Stock may then be listed or traded.

      4. No Effect on Capital Structure. This award shall not affect the right of the Company or any Subsidiary to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

      5. Board Authority. The full discretionary authority delegated to the Board under the terms of the Plan, including Section 3, includes the authority to: (i) determine any question concerning the interpretation of this Agreement,
(ii) make any required adjustments to this award, and (iii) determine if the conditions stated in the Plan and Agreement have occurred with respect hereto. Any question concerning the interpretation of this Agreement, any adjustments required to be made under the Plan and any controversy that may arise under the Plan or this Agreement shall be determined by the Board in its sole discretion. Such decision by the Board shall be final and binding.

      6. Plan Controls. The terms of this Agreement are governed by the terms of the Plan, as the Plan is amended from time to time. A copy of the Plan, and all amendments thereto, has been delivered or made available to the Participant and shall be deemed a part of this Agreement as if fully set forth herein. In the event of any conflict between the provisions of the Agreement and the provisions of the Plan, the terms of the Plan shall control, except as expressly stated otherwise. For purposes of this Agreement, the defined terms in the Plan shall have the same meaning in this Agreement, except where the context otherwise requires. The terms "Article" or "Section" generally refer to provisions within the Plan. The term "Paragraph" generally refers to a provision of this Agreement.

      7. Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail or a delivery service that is approved by the Company. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. The Company or Participant may change, by written notice to the other, the address identified in this Paragraph. The Company or Participant may change, by written notice to the other, the address specified for receiving notices. Notices delivered to the Company shall be addressed as follows:

                  LifePoint Hospitals, Inc.
                  Attn: Senior Vice President, Human Resources
                  103 Powell Court, Suite 200
                  Brentwood, TN 37027
                  Phone:  (615) 372-8500
                  Fax:    (615) 372-8581

Notices to the Participant shall be hand-delivered to the Participant or mailed to the last address shown on the records of the Company.

      8. Information Confidential. As partial consideration for the grant of this award, the Participant agrees that he or she will keep confidential all information and knowledge that the Participant has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Participant's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan.

      9. Amendment. The Company, acting through the Board, may amend this Agreement at any time for any purpose determined by the Company in its sole discretion that is consistent with the Plan. The Company may not amend this Agreement, however, without the Participant's express agreement to any amendment that would adversely affect the material rights of the Participant.

      10. Governing Law. Except as is otherwise provided in the Plan, where applicable, the provisions of this Agreement shall be governed by the internal laws of the State of Tennessee, without regard to the principles of conflicts of laws thereof.

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                                 EXECUTION PAGE

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Participant has set his hand hereto, to be effective as of____________, 200__.

                                                  LIFEPOINT HOSPITALS, INC.

                                           By:    ______________________________
                                           Title: ______________________________

                                                  PARTICIPANT

                                                  ______________________________